UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 16, 2007


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)

        California                       001-14431                95-4676679
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

      630 East Foothill Blvd.
       San Dimas, California                                            91773
(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (909) 394-3600

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                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)


        California                      001-12008                 95-1243678
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

      630 East Foothill Blvd.
       San Dimas, California                                            91773
(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (909) 394-3600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act
    (17 CFR 14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01.     Other Events

San Dimas, California, November 21, 2007.... American States Water Company
(NYSE:AWR) announced that on November 16, 2007, the California Public Utilities Commission gave final approval for rate increases in the Region II water customer service area of its Golden State Water company subsidiary and to recover general office expenses. The new rates will be retroactive to January 1, 2007.


This Form 8-K and the attached exhibit are filed with the Securities and Exchange Commission.


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

Section 9 - Financial Statement and Exhibits


Item 9.01.     Financial Statements and Exhibits

Exhibit No.    Description
-----------    -----------
99.1           Press Release:  American States Water Company Announces CPUC
               Decision Approving Rate Increases


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICAN STATES WATER COMPANY

Date: November 21, 2007               /s/ Robert J. Sprowls
                                      ----------------------------------------
                                      Robert J. Sprowls
                                      Sr. Vice President, Chief Financial
                                      Officer, Treasurer and Corporate Secretary

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